[EXHIBIT 10.2 GUARANTY AND PLEDGE AGREEMENT]

                          GUARANTY AND PLEDGE AGREEMENT

      This GUARANTY AND PLEDGE AGREEMENT (this "Agreement"), dated as of March 22, 2005 is entered into by and among Hongsuk Lee, an individual residing at 17-806 Woosung Apartment Chamsil-Dong, Songta-gu, Seoul, Korea, Sung B Lee, an individual residing at 200 Winston Drive, Apartment 512, Cliffside park, N.J. 07010, Benjamin F. Davis III, an individual residing at 2275 Jackson Street, Apartment No. 5, San Francisco, CA 94115 (collectively, the "Pledgors"), and WINWIN GAMING, INC., a Delaware corporation, (the "Secured Party"), with reference to the following:

      WHEREAS, the Pledgors are stockholders of PIXIEM, INC., a Delaware Corporation (the "Company");

      WHEREAS, the Secured Party has agreed to lend money to the Company pursuant to the terms of a Loan and Security Agreement (the "Loan Agreement") of even date herewith, which has been secured by an lien on the Company's assets in favor of the Secured Party and which is evidenced by a Promissory Note of even date herewith (the "Note");

      WHEREAS, in order to induce the Secured Party to make the loans evidenced by the Note, the Pledgors agree to execute and deliver this Agreement as additional security for the payment and performance obligations set forth in the Note (collectively, the "Secured Obligations");

      WHEREAS, the Pledgors beneficially own all of the outstanding capital stock of the Company now or hereinafter acquired (the "Pledged Stock"); and

      WHEREAS, the Pledgors desires to pledge, grant, transfer, and assign to the Secured Party a security interest in the Pledged Stock to secure the Secured Obligations.

      NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

      ss.1. GUARANTY.

      Each Pledgor irrevocably, absolutely and unconditionally jointly and severally guarantees to the Secured Party the full and prompt payment and performance of any and all Secured Obligations including, without limitation, the punctual payment of the Note, all principal and interest due thereunder, and any other sums due under the Note. Notwithstanding anything else to the contrary: (i) any judgment or decree in any action brought to enforce the obligations of any Pledgor to pay or perform any of its obligations hereunder shall be enforceable only against such Pledgor's Pledged Stock; and (ii) the Secured Party shall have no recourse to any other assets of any Pledgor, it being understood that this Pledge Agreement is being delivered to Secured Party solely and exclusively to provide recourse in favor of the Secured Party in the Pledgor's Pledged Stock.


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      ss.2. PLEDGE.

      As security for the Secured Obligations, each of the Pledgors hereby pledges, grants, transfers, and assigns to the Secured Party a security interest in all of such Pledgor's right, title, and interest in and to the Pledged Stock.

      ss.3. DELIVERY AND REGISTRATION OF PLEDGED STOCK.

      (a) All certificates or instruments representing or evidencing the Pledged Stock shall be promptly delivered by the Pledgors to the Company and shall be held on behalf of the Secured Party pursuant hereto.

      (b) Each Pledgor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Pledged Stock.

      ss.4. REMEDIES UPON DEFAULT.

      Upon the failure of any Pledgor to satisfy any obligation under Section 1, the Secured Party may exercise in respect of the Pledged Stock all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in the State of New Jersey from time to time (the "Code") (irrespective of whether the Code applies to the affected items of Pledged Stock), including, without limitation, any or all of the following rights, which the Pledgors hereby agree to be commercially reasonable: (i) to receive all dividends, distributions and other amounts payable in respect of the Pledged Stock otherwise payable to the Pledgors, (ii) to transfer all or any part of the Pledged Stock into the Secured Party's name or the name of its nominee; and
(iii) to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Secured Party) and give all consents, waivers and ratifications in respect of the Pledged Stock and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Secured party the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so).

      ss.5. REPRESENTATIONS.

      Each Pledgor represents and warrants that: (i) it has the full power, authority and legal right to pledge its Pledged Stock pledged by him or her pursuant to this Agreement; (ii) the execution, delivery and performance of this Agreement will not violate any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or such other contract or instrument to which such Pledgor is a party and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on the Pledged Stock (except as contemplated by this Agreement) and (iii) that each Pledgor resides at the address specified in the preamble to this Agreement as its principal residence.

      ss.6. GOVERNING LAW.

      THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF).


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      ss.7. NOTICES.

      All notices shall be given in the same manner as is required under the Loan Agreement and to the Pledgors at their respective addresses as specified above.

      ss.8. PREJUDGMENT REMEDY.

      EACH PLEDGOR (A) ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION AND (B) TO THE EXTENT PERMITTED BY ANY STATE OR FEDERAL LAW, WAIVES THE RIGHT HE OR SHE MAY HAVE TO PRIOR NOTICE OF AND A HEARING ON THE RIGHT OF THE SECURED PARTY OR ANY OF ITS SUCCESSORS AND ASSIGNS TO ANY REMEDY OR COMBINATION OF REMEDIES THAT ENABLES THE SECURED PARTY OR ANY OF ITS SUCCESSORS OR ASSIGNS, BY WAY OF ATTACHMENT, FOREIGN ATTACHMENT, GARNISHMENT OR REPLEVIN, TO DEPRIVE ANY PLEDGOR OF ANY OF HIS OR HER RESPECTIVE PROPERTY, AT ANY TIME, PRIOR TO FINAL JUDGMENT IN ANY LITIGATION INSTITUTED IN CONNECTION WITH THIS AGREEMENT.

      ss.9. JURY TRIAL WAIVER.

      EACH OF THE PLEDGORS AND THE SECURED PARTY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST SUCH PLEDGORS OR THE SECURED PARTY IN RESPECT OF THIS AGREEMENT OR ARISING OUT OF ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT EVIDENCING THE LIABILITIES SECURED BY THIS AGREEMENT.

      ss.10. HEADINGS.

      Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

      ss.11. COUNTERPARTS; TELEFACSIMILE EXECUTION.

      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

                            [Signature page follows]


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      IN WITNESS WHEREOF, each of the Pledgors and the Secured Party have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first written above.

                                         PLEDGORS:


                                         By: /s/ Hongsuk Lee
                                            ------------------------------------
                                            Name: Hongsuk Lee
                                            (Social Security #: 650129-1037412)


                                         By: /s/ Sung Bom Lee
                                            ------------------------------------
                                            Name: Sung Bom Lee
                                            (Social Security #: ###-##-####)


                                         By: /s/ Benjamin F. Davis III
                                            ------------------------------------
                                            Name: Benjamin F. Davis III
                                            (Social Security #: ###-##-####)


                                         SECURED PARTY:

                                         WINWIN GAMING, INC.


                                         By: /s/ Patrick Rogers
                                            ------------------------------------
                                            Name:  Patrick Rogers
                                            Title: President and
                                                   Chief Executive Officer


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